[EXHIBIT 10.4]


                                                           Final


         Triple Play Communications (TPC) Corporation's
       Design Services Agreement with PSI-TEC Corporation
                            (Phase 1)

     This Design Services Agreement (the "Agreement") is made and entered into on August 8th , 2006, by and between PSI-TEC Corporation ("Client") and Triple Play Communications (TPC) Corporation ("Provider") (collectively referred to as the "Parties").

The Parties agree as follows:

1.  SERVICES:   Client shall engage Provider for  the  specific
    project described in the Statement of Work, Exhibit A, attached
                                                ---------
    hereto (the "Project"). Provider agrees to exercise the highest degree of professionalism, and to utilize its expertise and creative talents in completing such Project. In completing the Project, Provider agrees to provide its own equipment, tools and other materials at its own expense. Client will make its facilities and equipment available to Provider when necessary. Provider shall perform the services necessary to complete the Project in a timely and professional manner consistent with industry standards, and at a location, place and time which the Provider deems appropriate. Provider may not subcontract or otherwise delegate its obligations under this Agreement without Client's prior written consent.

2.  TIME OF COMPLETION: The Project shall commence on August 8th,
    2006, and shall be completed on or before November 30,  2006 pursuant to the times described in the Statement of Work, Exhibit A. Time is of the essence.

    ---------
3.  COMPENSATION:   For the Project, Client shall pay Provider a
    total fee of $120,000.   Payment shall be made as follows:

     A. $25,000 to be paid on August 8th , 2006, initial payment to commence the Project.
     B. $45,000 to be paid on September 30, 2006, corresponding to delivery of an acceptable preliminary market opportunity assessment, Item #1 in Exhibit A.
                                             ---------
     C. $50,000 to be paid on November 30, 2006, corresponding to delivery and acceptance of Items #2 through #6 given in Exhibit A.

          ---------
4.  EXPENSES:   No  additional expenses are anticipated  in  the
    fulfillment  of  the  Statement of Work,  Exhibit  A;  however,
                                              ----------
    should any unforeseen expense issues arise, Provider must supply a written request for a defined amount of anticipated incremental expenditure to, and receive written authorization from, Client prior to incurring any said expense.

5. INDEPENDENT CONTRACTOR. Provider's relationship with Client will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, joint


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    venture,  or  employer-employee relationship. Provider  is  not the agent of Client and is not authorized to make any representation, contract, or commitment on behalf of Client. Provider will not be entitled to any of the benefits which
    Client may make available to its employees, such as group insurance, profit-sharing or retirement benefits. Provider will be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to Provider's performance of services and receipt of fees under this Agreement. Client will regularly report amounts paid to Provider by filing Form 1099-MISC with the Internal Revenue Service as required by law:
    Because Provider is an independent contractor, Client will  not
    withhold   or   make   payments  for  social   security;   make
    unemployment  insurance or disability insurance  contributions;
    or   obtain   worker's  compensation  insurance  on  Provider's
    behalf. Provider agrees to accept exclusive liability for complying with all applicable state and federal laws governing independent contractors, including obligations such as payment of taxes, social security, disability and other contributions based on fees paid to Provider, its agents or employees under this Agreement. Provider hereby agrees to indemnify and defend Client against any and all such taxes or contributions, including penalties and interest.

6.  TRADE SECRETS-INTELLECTUAL PROPERTY RIGHTS.

    6.1.  Proprietary Information. Provider agrees during the  term
          -----------------------
    of this Agreement and thereafter that it will take all steps reasonably necessary to hold Client's Proprietary Information (as defined below) in trust and confidence, will not use Proprietary Information in any manner or for any purpose not expressly set forth in this Agreement, and will not disclose any such Proprietary Information to any third party without first obtaining Client's express written consent on a case-by-case basis. The Client and Provider will mutually agree to a specific level of Proprietary Information which can be disclosed during Provider discussions with third parties regarding market assessments and component or module designs. By way of illustration but not limitation "Proprietary Information" includes (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as "Inventions"); and (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of Client. Notwithstanding the other provisions of this Agreement, nothing received by Provider will be considered to be Client Proprietary Information if (1) it has been published or is otherwise readily available to the public other than by a breach of this Agreement; (2) it has been rightfully received by Provider from a third party without confidential limitations; (3) it has been independently developed for Provider by personnel or agents having no access to the Client Proprietary Information; or (4) it was known to Provider prior to its first receipt from Client.

  6.2.  Third Party Information. Provider understands that Client
        -----------------------
  has received and will in the future receive from third parties confidential or proprietary information ("Third Party Information") subject to a duty on Client's part to maintain the confidentiality of such information and use it only for certain limited purposes. Provider agrees to hold Third Party Information on confidence and not to disclose to anyone (other than Client personnel who need to know such information in connection with their work for Client) or to use, except in connection with Provider's work for Client, Third Party Information unless expressly authorized in writing by an officer of Client.

  6.3.  No Conflict of Interest. Provider agrees during the  term
        -----------------------
  of this Agreement not to accept work or enter into a contract or accept an obligation, inconsistent or incompatible with Provider's obligations under this Agreement or the scope of services rendered for Client. Provider warrants that to the best of its knowledge, there is no other existing contract or duty on Provider's part inconsistent with this Agreement, unless a copy of such contract or a description of such duty is attached to this Agreement as Exhibit B. Provider further
                                     ---------
  agrees not to disclose to Client, or bring onto Client's premises, or induce Client to use any confidential information that belongs to anyone other than Client or Provider.

  6.4.  Disclosure  of Work Product. As used in  this  Agreement,
        ---------------------------
  the term "Work Product" means any Invention, whether or not patentable, and all related know-how, designs, mask works, trademarks, formulae, processes, manufacturing techniques, trade secrets, ideas, artwork, software or other copyrightable or patentable works, information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers. Provider agrees to disclose in writing to Client, or any person designated by Client, all resulting Work Product as described in the deliverables of Exhibit A ("Client Work Product"). Provider represents that any Work Product relating to Client's business or any Project which Provider has made, conceived or reduced to practice at the time of signing this Agreement ("Prior Work Product") has been disclosed in writing to Client and attached to this Agreement as Exhibit C. Due to the highly technical
                         ---------
  nature of these tasks, it is anticipated that the Provider may not predict exactly all Prior Work Product necessary to complete all tasks for the Client, in which case, the Provider may update Exhibit C as necessary subsequent to signing this
               ---------
  Agreement; which updates shall require Client's written approval, which shall not be unreasonably withheld by Client. If disclosure of any such Prior Work Product would cause Provider to violate any prior confidentiality agreement, Provider understands that it is not to list such Prior Work Product in Exhibit C but it will disclose a cursory name for
              ---------
  each such invention, a listing of the party(ies) to whom it belongs, and the fact that full disclosure as to such Prior Work Product has not been made for that reason. A space is provided in Exhibit C for such purpose.
              ---------

  6.5.  Ownership  of  Work Product. Provider shall  specifically
        ---------------------------
  describe  and  identify in Exhibit C all technology  which  (a)
                             ---------
  Provider  intends  to use in performing under  this  Agreement,

  (b) is either owned solely by Provider or licensed to Provider with a right to sublicense and (c) is in existence in the form of a writing or working prototype prior to the Effective Date ("Background Technology"). Due to the highly technical nature of these tasks, it is anticipated that the Provider may not predict exactly all Background Technology necessary to complete all tasks for the Client, in which case, the Provider may update Exhibit C as necessary after signing this
                 ----------
  Agreement; which updates shall require Client's written approval, which shall not be unreasonably withheld by Client. Provider agrees that any and all Inventions conceived, written, created or first reduced to practice in the performance of work under this Agreement shall be the sole and exclusive property of Client.

  6.6.  Assignment of Client Work Product. Except for  Provider's
        ---------------------------------
  rights  as described in Exhibit C, Provider irrevocably assigns
                          ---------
  to Client all right, title and interest worldwide in and to the Client Work Product and all applicable intellectual property rights related to the Client Work Product, including without limitation, copyrights, trademarks, trade secrets, patents, moral rights, contract and licensing rights (the "Proprietary Rights"). Except as set forth below, Provider retains no rights to use the Client Work Product and agrees not to challenge the validity of Client's ownership in the
  Client Work Product unless Provider receives written permission from the Client. Provider hereby grants to Client a non-exclusive, royalty-free, irrevocable and world-wide right, with rights to sublicense through multiple tiers of sublicensees, to reproduce, make derivative works of, publicly perform, and publicly display in any form or medium, whether now known or later developed, distribute, make, use and sell Background Technology and any Prior Work Product incorporated or used in the Client Work Product for the purpose of developing and marketing Client products, but not for the purpose of marketing Background Technology or Prior Work Products separate from Client products. Provider retains the right to use the raw marketing data portion of the Client Work Product for other Provider projects that are unrelated to this Agreement and that are non-competitive to the Client's business.

  6.7. Waiver or Assignment of Other Rights. If Provider has  any
       ------------------------------------
  rights to the Client Work Product that cannot be assigned to Client, Provider unconditionally and irrevocably waives the enforcement of such rights, and all claims and causes of action of any kind against Client with respect to such rights, and agrees, at Client's request and expense, to consent to and join in any action to enforce such rights. If Provider has any right to the Client Work Product that cannot be assigned to Client or waived by Provider, Provider unconditionally and irrevocably grants to Client during the term of such rights, an exclusive, irrevocable, perpetual, worldwide, fully paid and royalty-free license, with rights to sublicense through multiple levels of sublicensees, to reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, such rights.

  6.8.  Assistance. Provider agrees to cooperate with  Client  or
        ----------
  its designee(s), both during and after the term of this Agreement, in the procurement and maintenance of Client's rights in Client Work Product and to execute, when requested, any other documents deemed necessary by Client to carry out the purpose of this Agreement. Provider agrees to execute upon Client's request a signed transfer of copyright to Client in the form attached to this Agreement as Exhibit D for all
                                             ----------
  Client Work Product subject to copyright protection, including, without limitation, computer programs, notes, sketches, drawings and reports.

  6.9.  Enforcement of Proprietary Rights. Provider  will  assist
        ---------------------------------
  Client in every proper way to obtain, and from time to time enforce, United States and foreign Proprietary Rights relating to Client Work Product in any and all countries. To that end Provider will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as Client may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and the assignment thereof. In addition, Provider will execute, verify and deliver assignments of such Proprietary Rights to Client or its designee. Provider's obligation to assist Client with respect to Proprietary Rights relating to such Client Work Product in any and all countries shall continue beyond the termination of this Agreement, but Client shall compensate Provider at a reasonable rate after such termination for the time actually spent by Provider at Client's request on such assistance.

  6.10.  Execution  of Documents. In the event Client  is  unable
         -----------------------
  for any reason, after reasonable effort, to secure Provider's signature on any document needed in connection with the actions specified in the preceding sections 6.8 and 6.9, Provider hereby irrevocably designates and appoints Client and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by Provider. Provider hereby waives and quitclaims to Client any and all claims, of any nature whatsoever, which Provider now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to Client.

7. PROVIDER REPRESENTATIONS AND WARRANTIES. Provider hereby represents and warrants that (a) the Client Work Product will be an original work of Provider and any third parties will have executed assignment of rights reasonably acceptable to Client; (b) neither the Client Work Product nor any element thereof will infringe the Intellectual Property Rights of any third party; (c) neither the Client Work Product nor any element thereof will be subject to any restrictions or to any mortgages, liens, pledges, security interests, encumbrances or encroachments; (d) Provider will not grant, directly or indirectly, any rights or interest whatsoever in the Client Work Product to third parties; (e) Provider has full right and power to enter into and perform this Agreement without the consent  of  any  third  party;  (f)  Provider  will  take  all necessary precautions to prevent injury to any persons (including employees of Client) or damage to property (including Client's property) during the term of this Agreement; (g) Provider agrees to abide by any and all rules, policies and procedures as communicated to Provider by the Client; (h) to the extent required by law, the Project shall be performed by individuals duly licensed and authorized by law to work on the Project; and (h) should Client permit Provider to use any of Client's equipment, tools, or facilities during the term of this Agreement, such permission shall be gratuitous and Provider shall be responsible for any injury to any person (including death) or damage to property
    (including Client's property) arising out of use of such equipment, tools or facilities, whether or not such claim is based upon its condition or on the alleged negligence of Client in permitting its use.

8.  INDEMNIFICATION. Provider will indemnify and hold  harmless
    Client,   its  officers,  directors,  employees,  sublicensees,
    customers   and  agents  from  any  and  all  claims,   losses,
    liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of any representation or warranty of Provider (a "Claim") set forth in Section 7 of this Agreement, provided that Client gives Provider written notice of any such Claim and Provider has the right to participate in the defense of any such Claim at its expense. From the date of written notice from Client to Provider of any such Claim, Client shall have the right to withhold from any payments due Provider under this Agreement the amount of any defense costs, plus additional reasonable amounts as security for Provider's obligations under this Section 8.

    Provider, at its sole cost and expense, shall maintain appropriate commercial liability insurance. A Certificate of Insurance indicating such coverage shall be delivered to Client upon request. The Certificate shall indicate that the policy will not be changed or terminated without at least ten
    (10) days' prior notice to Client, shall name Client as an additional named insured and shall also indicate that the insurer has waived its subrogation rights against Client.

9.  GOVERNMENT OR THIRD PARTY CONTRACTS.

    9.1   Government  Contracts. In the event that  Provider  shall
          ---------------------
    perform services under this Agreement in connection with any Government contract in which Client may be the supplier, prime contractor or subcontractor, Provider agrees to abide by all laws, rules and regulations relating thereto. To the extent that any such law, rule or regulation requires that a provision or clause be included in this Agreement, Provider agrees that such provision or clause shall be added to this Agreement and the same shall then become a part of this Agreement.

    9.2   Security.  In  the  event the services  of  the  Provider
          --------
    should require Provider to have access to Department of Defense classified material, or other classified material in the possession of Client's facility, such material shall not be removed from Client's facility. Provider agrees that all work performed under this Agreement by Provider which involves the use of classified material mentioned above shall be performed in a secure fashion (consistent with applicable law and regulations for the handling of classified material) and only at Client's facility.

    9.3   Ownership.  Provider also agrees to  assign  all  of  its
          ---------
    right, title and interest in and to any Client Work Product to a Third Party, including without limitation the United States, as directed by Client.

10. TERMINATION.

    10.1.   Termination  by  Client.  Client  may  terminate   this
            -----------------------
    Agreement at its convenience and without any breach by Provider upon fifteen (15) days' prior written notice to Provider. Client may also terminate this Agreement immediately in its sole discretion upon Provider's material breach of
    Section 6 and/or Section 10.3.

    10.2.  Termination  by Provider. Provider  may  terminate  this
           ------------------------
    Agreement at any time that there is no uncompleted Project in effect upon fifteen (15) days' prior written notice to Client.

    10.3.  Noninterference with Business. During and for  a  period
           -----------------------------
    of two (2) years immediately following termination of this Agreement by either party, Provider agrees not to solicit or induce any employee or independent contractor to terminate or breach an employment, contractual or other relationship with Client.

    10.4.  Return  of  Client  Property. Upon  termination  of  the
           ----------------------------
    Agreement, completion of this Agreement or earlier as requested by Client, Provider will deliver to Client any and all drawings, notes, memoranda, specifications, devices, formulas, and documents, together with all copies thereof, and any other material containing or disclosing any Client Work Product, Third Party Information or Proprietary Information of Client. Provider further agrees that any property situated on Provider's premises and owned by Client, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Client personnel at any time upon Client's 48 hours written notice to Provider.

11. GENERAL PROVISIONS.

    11.1.  Governing  Law.  This Agreement  will  be  governed  and
           --------------
    construed in accordance with the laws of Delaware as applied to transactions taking place wholly within Delaware between Delaware residents. Provider hereby expressly consents to the personal jurisdiction of the state and federal courts located in New Castle County, Delaware for any lawsuit filed there against Provider by Client arising from or related to this Agreement.

    11.2.  Severability. In case any one or more of the  provisions
           ------------
    contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

    11.3.  No  Assignment. This Agreement may not  be  assigned  by
           --------------
    Provider without Client's consent, and any such attempted assignment shall be void and of no effect.

    11.4.  Notices.  All notices, requests and other communications
           -------
    under this Agreement must be in writing, and must be mailed by registered or certified mail, postage prepaid and return receipt requested, or delivered by hand to the party to whom such notice is required or permitted to be given. If mailed, any such notice will be considered to have been given five (5) business days after it was mailed, as evidenced by the postmark. If delivered by hand, any such notice will be considered to have been given when received by the party to whom notice is given, as evidenced by written and dated receipt of the receiving party, the mailing address for notice to either party is as follows:

    Client:                            Provider:

    PSI-TEC Corporation                TPC Corporation
    Ron Genova - Interim CEO           Keith Riffee - President
    2601 Annand Drive, Suite 16        PO Box 121287
    Wilmington, DE  19808              West Melbourne, FL 32912-1287

    Either party may change its mailing address by notice as provided by this section.

    11.5.  Legal  Fees. If any dispute arises between  the  parties
           -----------
    with respect to the matters covered by this Agreement which leads to a proceeding to resolve such dispute, the prevailing party in such proceeding shall be entitled to receive its reasonable attorneys' fees, expert witness fees and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be awarded.

    11.6.  Injunctive Relief. A breach of any of  the  promises  or
           -----------------
    agreements contained in this Agreement may result in irreparable and continuing damage to Client for which there may be no adequate remedy at law, and Client is therefore entitled to seek injunctive relief as well as such other and further relief as may be appropriate.

    11.7.   Survival.  The  following  provisions   shall   survive
            --------
    termination of this Agreement: Section 6, Section 7, Section 8 and Section 10.3.

    11.8.  Export.  Provider  agrees not  to  export,  directly  or
           ------
    indirectly, any U.S. source technical data acquired from Client or any products utilizing such data to countries outside the United States, which export may be in violation of the United States export laws or regulations.

    11.9.  Waiver.  No  waiver by Client  of  any  breach  of  this
           ------
    Agreement shall be a waiver of any preceding or succeeding breach. No waiver by Client of any right under this Agreement shall be construed as a waiver of any other right. Client shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

    11.10  Binding Effect.  The covenants and conditions  contained
           --------------
    in this Agreement shall apply to and bind the Parties and the heirs, legal representatives, successors and permitted assigns of the Parties.

    11.11  Cumulative  Rights.  The  Parties'  rights  under   this
           ------------------
    Agreement are cumulative, and shall not be construed as exclusive of each other unless otherwise required by law.

    11.12.  Entire Agreement. This Agreement is the final, complete
            ----------------
    and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first written above.

CLIENT:                            PROVIDER:

By:_______________________         By:___________________________
   Ron Genova, Interim CEO            Keith Riffee, President


                            EXHIBIT A
                           ----------

       Attached Statement of Work (SOW) in MS Excel format
-------------------------------------------------------------------------------------
                                                                        Date
                                                                      Complete
Prioritized                                                          (No Later
Item #                      Description                                 Than)
-------------------------------------------------------------------------------------
    Deliverable:  Initial market opportunity assessment for 40G polymer modulator for commercial applications and higher speed
    (100GHz+) for military/aerospace applications (PowerPoint
    document)
    Perform initial market opportunity assessment for 40G
    (commercial) & 100G+ (military/aerospace) modulators and system applications.  This opportunity assessment will include
    discussions with 15 to 20 market leaders (identified by initials,     Template:
    position, and company) and includes:                                   8/15/06
    -  key technical and market trends at 40G (commercial) & 100G+
    (military/aerospace) applications                                     Preliminary
1   -  special emphasis on modulator technology options together with       Version:
    the technical and cost discriminators required in these markets        9/05/2006
    -  estimate of total available market (TAM) through 2011 for
    modulators and, if possible, systems                                    Final
    -  competitive offerings and current market share (Modulator           Version:
    vendors include: JDSU, Covega, Avanex, Sumitomo, Fujitsu, etc.;         9/15/06
    Systems vendors include: Mintera, StrataLight, Cisco, Juniper,
    Siemens, etc)
    -  anticipated modulator component pricing, estimate cost targets to enable large market share
    -  summary revenue and gross margin potential through 2011
    -  SWOT analysis
    -  risks and mitigation plan
-------------------------------------------------------------------------------------
    Deliverable:  Summary of options and trades for several modulator packaging solutions (PowerPoint document)
    Explore 40G modulator packaging options, both discrete and integrated with a driver and/or low cost DFB.  Provide options
2   and trades for several available solutions while meeting all         30-Sep-06
    technical requirements.  (May have to subcontract
    mechanical/packaging engineering assistance, need to discuss details before quoting cost for this effort during first 3 months, may have to complete as follow-on task)
-------------------------------------------------------------------------------------
    Deliverable:  Target specification for 40G modulator based on various packaging options (Word document)
    Generate target specification for a 40G modulator component based
3   on recommended packaging options.  This specification includes       15-Oct-06
    requirements from the packaging options evaluation as well as:
    -  optical, electrical, mechanical, qualification, and cost requirements
-------------------------------------------------------------------------------------






    Deliverable:  Initial market opportunity assessment for 40G 300-
    pin MSA transponder (PowerPoint document)
    Perform initial market opportunity assessment for 40G 300-pin MSA transponder.  This opportunity assessment will include
    discussions with 10 to 15 market leaders (identified by initials, position, and company) and includes:
    -  key technical and market trends for 300-pin modules at 40G
4   -  discussion on potential timing for 40G in pluggable form          30-Oct-06
    factor
    -  key 300-pin technical and cost discriminators required in the market
    -  potential customer feedback on required reach at 40G (largest volume potential)
    -  overview of total available market (TAM) through 2011
    -  anticipated module pricing, estimate cost target to achieve large market share
    -  competitive offerings and current market share (40G
    transponder vendors include: CoreOptics, Intel, Kodeos, JDSU, etc.)
    -  summary revenue and gross margin potential through 2011
    -  SWOT analysis
    -  risks and mitigation plan
-------------------------------------------------------------------------------------

    Deliverable:  Summary of options and trades for a 40G 300-pin MSA transponder (PowerPoint document)
    Perform a module trade evaluation matrix for a 40G 300-pin MSA transponder module, include the following specific items:
5   -  desired type of FEC                                               15-Nov-06
    -  desired type of EDC and/or ODC
    -  recommendation modulation type(s)
    -  recommendation of DSP versus microcontroller
    -  recommendation on SERDES component
-------------------------------------------------------------------------------------
    Deliverable:  Target specification for a 40G 300-pin MSA
    transponder module
    (Word document)
6   Generate target specification for a 40G 300-pin MSA transponder      30-Nov-06
    module.  This specification includes requirements for the
    following:
    -  optical, electrical, mechanical, qualification, and cost requirements
-------------------------------------------------------------------------------------
    Perform conceptual/preliminary design for a 40G packaged polymer     Follow-on
7   modulator.  Include preliminary test plan for Alpha and Beta            task,
    modules and suggested design for evaluation card.                   next quarter
-------------------------------------------------------------------------------------
    Perform preliminary design for a 40G 300-pin MSA transponder         Follow-on
8   module.  Include preliminary test plan for Alpha and Beta modules       task,
    and suggested design for evaluation card.                           next quarter
-------------------------------------------------------------------------------------

                            EXHIBIT B
                            ---------
                 Conflict Of Interest Disclosure

                            EXHIBIT C
                            ---------

                  Prior Work Product Disclosure

1. Except as listed in Section 2 below, the following is a complete list of all Prior Work Product that have been made or conceived or first reduced to practice by Provider alone or jointly with others prior to my engagement by Client:

[ ] No inventions or improvements.
[X] See below:

  a. Software based control of optical transceiver and transponder circuits
  b. Distributed processing control
  c. Active modulation and power control formats and algorithms
  d. Hardware and software algorithms for Thermo-electric cooler (TEC) controls
  e. Software based control performance monitoring and diagnostics
  f. Active extinction ratio control
  g. Low cost laser driver control
  h. Optical receiver bias and control circuitry
  i. Transmit and receive signal path electronics control and monitoring
  j. Serdes interface circuitry
  k. Optical transceiver and transponder packaging

[ ] Additional sheets attached.

2. Due to a prior confidentiality agreement, Provider cannot complete the disclosure under Section 1 above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which Provider owes to the following party(ies):

Invention or Improvement Party(ies) Relationship:

  1.   ___________________________
  2.   ___________________________
  3.   ___________________________

[ ] Additional sheets attached.




                Background Technology Disclosure

The following is a list of all Background Technology which Provider intends to use in performing under this Agreement:

  a.  Market assessment survey forms and questions
  b.  Product specification and datasheet formats
  c. Optical, electrical, and mechanical requirements for modules and components necessary to meet Telecom and Datacom industry standards
  d.  Methods for revenue, TAM, and gross margin calculations
  e.  Forecast information gathered from various market research firms
  f.  Methods for performing trade studies and similar component analysis

                            EXHIBIT D
                            ---------

                     Assignment Of Copyright

For good and valuable consideration which has been received, the undersigned sells, assigns and transfers to Client, a Delaware corporation, and its successors and assigns, the copyright in and to the following work, which was created by the following indicated author(s):

Title:

Author(s):

Copyright Office Identification No. (if any):

and all of the right, title and interest of the undersigned, vested and contingent, therein and thereto.

Executed _______________________[date].

Signature: ____________________________

Printed Name: ________________________